UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 7, 2003
                               (January 7, 2003)

                         STORAGE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.(c)  Exhibits.
            --------

            99.1 Press Release, dated January 7, 2003, announcing higher-than-anticipated fourth quarter financial results.

Item 9.     Regulation FD Disclosure.
            ------------------------

The registrant, Storage Technology Corporation, in a press release, dated January 7, 2003, and attached hereto as Exhibit 99.1, announced higher-than-anticipated fourth quarter financial results.

























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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 7, 2003               Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























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